EXHIBIT 99.1

This Statement on Form 4 is filed jointly by the Reporting Persons listed below.  The principal business address of each of these Reporting Persons is 333 South Grand Avenue, 28th Fl., Los Angeles, CA 90071.

Name of Designated Filer: OCM PRINCIPAL OPPORTUNITIES FUND IV DELAWARE, L.P.

Date of Event Requiring Statement:  October 30, 2014

Issuer Name and Ticker or Trading Symbol:   XCO

OCM PRINCIPAL OPPORTUNITIES FUND IV DELAWARE, L.P.

By: OCM Principal Opportunities Fund IV Delaware GP Inc.
Its: General Partner

By:	/s/ Lisa Arakaki
Name:	Lisa Arakaki
Title:	Authorized Signatory

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Authorized Signatory

OCM PRINCIPAL OPPORTUNITIES FUND IV DELAWARE GP INC.

By:	/s/ Lisa Arakaki
Name:	Lisa Arakaki
Title:	Authorized Signatory

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Authorized Signatory

OCM PRINCIPAL OPPORTUNITIES FUND IV, L.P.

By: OCM Principal Opportunities Fund IV GP, L.P., Its: General Partner

By: Oaktree Capital Management, L.P., Its: Director

By:	/s/ Lisa Arakaki
Name:	Lisa Arakaki
Title:	Managing Director

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Managing Director

OCM PRINCIPAL OPPORTUNITIES FUND IV GP, L.P.

By: OCM Principal Opportunities Fund IV GP Ltd., Its: General Partner

By: Oaktree Capital Management, L.P., Its: Director

By:	/s/ Lisa Arakaki
Name:	Lisa Arakaki
Title:	Managing Director

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Managing Director

OCM PRINCIPAL OPPORTUNITIES FUND IV GP LTD.

By: Oaktree Capital Management, L.P., Its: Director

By:	/s/ Lisa Arakaki
Name:	Lisa Arakaki
Title:	Managing Director

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Managing Director

OCM PRINCIPAL OPPORTUNITIES FUND III, L.P.

By: OCM Principal Opportunities Fund III GP, L.P. Its: General Partner

By: Oaktree Fund GP I, L.P., Its: General Partner

By:	/s/ Lisa Arakaki
Name:	Lisa Arakaki
Title:	Authorized Signatory

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Authorized Signatory

OCM PRINCIPAL OPPORTUNITIES FUND IIIA, L.P.

By: OCM Principal Opportunities Fund III GP, L.P., Its: General Partner

By: Oaktree Fund GP I, L.P., Its: General Partner

By:	/s/ Lisa Arakaki
Name:	Lisa Arakaki
Title:	Authorized Signatory

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Authorized Signatory

OCM PRINCIPAL OPPORTUNITIES FUND III GP, L.P.

By: Oaktree Fund GP I, L.P., Its: General Partner

By:	/s/ Lisa Arakaki
Name:	Lisa Arakaki
Title:	Authorized Signatory

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Authorized Signatory